Exhibit 99

JOINT FILING AGREEMENT

In accordance with Rule 13d-1(k)(1) promulgated under the Securities Exchange Act of 1934, as amended, the undersigned hereby agree that they are jointly filing this statement on Schedule 13G. Each of them is responsible for the timely filing of such statement and any amendments thereto, and for the completeness and accuracy of the information concerning such person contained therein; but none of them is responsible for the completeness or accuracy of the information concerning the other persons making the filing, unless such person knows or has reason to believe that such information is inaccurate.

IN WITNESS WHEREOF, the undersigned hereby execute this Joint Filing Agreement as of the 16th day of November, 2022.

CVC Capital Partners VII Limited

By:	/s/ Carl Hansen
Name:	Carl Hansen
Title:	Director

CVC Capital Partners VII Associates L.P.
By: CVC Capital Partners VII Limited, its general partner

By:	/s/ Carl Hansen
Name:	Carl Hansen
Title:	Director

CVC Capital Partners Investment Europe VII L.P.
By: CVC Capital Partners VII Limited, its general partner

By:	/s/ Carl Hansen
Name:	Carl Hansen
Title:	Director

CVC Capital Partners VII (A), L.P.
By: CVC Capital Partners VII Limited, its general partner

By:	/s/ Carl Hansen
Name:	Carl Hansen
Title:	Director

CVC Growth Partners GP Limited

By:	/s/ Carl Hansen
Name:	Carl Hansen
Title:	Director

CVC Growth Partners Associates L.P.
By: CVC Growth Partners GP Limited, its general partner

By:	/s/ Carl Hansen
Name:	Carl Hansen
Title:	Director

CVC Growth Partners L.P.
By: CVC Growth Partners GP Limited, its general partner

By:	/s/ Carl Hansen
Name:	Carl Hansen
Title:	Director

Appsource Holdings Jersey Limited

By:	/s/ Robert Boylan
Name:	Robert Boylan
Title:	Director

App Holdings S.à r.l.

By:	/s/ Caroline Goergen
Name:	Caroline Goergen
Title:	Director

By:	/s/ Carmen André
Name:	Carmen André
Title:	Director

App Investments S.à r.l

By:	/s/ Caroline Goergen
Name:	Caroline Goergen
Title:	Director

By:	/s/ Carmen André
Name:	Carmen André
Title:	Director